Inventories	12 Months Ended
Dec. 31, 2025
Text Block1 [Abstract]
Inventories
18. Inventories

Million US dollar	31 December 2025	31 December 2024

Prepayments	133	79
Raw materials and consumables	2 948	2 854
Work in progress	479	508
Finished goods	1 382	1 407
Goods purchased for resale	165	171
Inventories	5 107	5 019

Inventories other than work in progress
Inventories stated at net realizable value	264	259

The cost of inventories recognized as an expense in 2025 amounts to 26 141m US dollar, included in cost of sales (2024: 26 744m US dollar; 2023: 27 396m US dollar). Impairment losses on inventories recognized in 2025 amounted to 70m US dollar (2024: 98m US dollar; 2023: 110m US dollar).